UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2009

PINNACLE ENTERTAINMENT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 784-7777

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) and (e)

On November 12, 2009, Pinnacle Entertainment, Inc. (the “Company”) filed a Form 8-K announcing that John V. Giovenco, one of the Company’s directors, had been appointed as Interim Chief Executive Officer on November 7, 2009. At that time, Mr. Giovenco’s compensation in his new position had not been established. On November 18, 2009, the Board of Directors of the Company adopted a compensatory arrangement with Mr. Giovenco for his new position as the Interim Chief Executive Officer. Pursuant to the compensatory arrangement, Mr. Giovenco shall be entitled to receive $75,000 per month as compensation for his service as Interim Chief Executive Officer of the Company, retroactive to November 7, 2009. In addition, Mr. Giovenco will receive a fully vested option covering 50,000 shares of the Company’s common stock. The exercise price for the option will be the closing price of the Company’s common stock on the date of grant. The option will be exercisable until one year following Mr. Giovenco’s cessation of service as a director for any reason, but in no event shall the option be exercisable more than ten years from the date of grant. At the end of Mr. Giovenco’s term as Interim Chief Executive Officer, Mr. Giovenco shall be eligible to receive a discretionary bonus as determined by the Board of Directors of the Company.

Item 7.01. Regulation FD Disclosure.

On November 24, 2009, the Company issued a press release regarding the Company’s Louisiana projects. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information furnished in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release dated November 24, 2009, issued by Pinnacle Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)
Date: November 24, 2009	By:	/s/ Stephen H. Capp

Stephen H. Capp
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press release dated November 24, 2009, issued by Pinnacle Entertainment, Inc.